National Life Insurance Company
                      National Variable Annuity Account II

                          Supplement dated June 1, 2004
                        to Sentinel Advantage Prospectus
                                dated May 1, 2004



Effective June 1, 2004, Guaranteed Accounts are available for 5 year periods as well as 7 and 10 year periods. See "The Guaranteed Accounts" on page 36 of the prospectus.

Also effective June 1, 2004, Illuminations will be available after issue of a Contract if either the total Premium Payments under the Contract have been at least $50,000 or if the current Contract Value is at least $50,000.















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